Rothschild U.S. Small-Cap Growth Fund Institutional Class Ticker: RCGIX Investor Class Ticker: RCGVX

Summary Prospectus | January 2, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.rothschild.com/raminc/usfunds.  You may also obtain this information at no cost by calling (844) RAM-FUND (1-844-726-3863) or by sending an e-mail to ramic@rothschild.com.  The Fund's Prospectus and Statement of Additional Information, both dated December 22, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Rothschild U.S. Small-Cap Growth Fund’s (the “U.S. Small-Cap Growth Fund” or the “Fund”) objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Investor
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes 0.10% shareholder servicing fee for Investor Class shares)(1)	6.05%	6.15%
Total Annual Fund Operating Expenses	6.90%	7.25%
Less: Expense Waiver/Reimbursement(2)	-6.00%	-6.00%
Net Annual Fund Operating Expenses	0.90%	1.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Rothschild Asset Management Inc. (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.90% and 1.25% of the average daily net assets of the Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”), indefinitely, but at least through December 31, 2018. The Expense Caps may be changed or eliminated at any time by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.  To the extent that the Adviser waives its fees and/or absorbs expenses to satisfy the Expense Caps, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Expense Caps.

1	Page

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps in each year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional	1 Year: $92	3 Years: $287

Investor	1 Year: $127	3 Years: $397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. As the Fund is new, it does not have portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

In normal market conditions, the U.S. Small-Cap Growth Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000® Growth Index at the time of purchase. The Fund defines growth companies as companies in or similar to companies in the Russell 2000® Growth Index. As of June 30, 2014, the market capitalization range of the Russell 2000® Growth Index was $143 million to $4.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Growth Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•	Small Company Risk: Investing in securities of small-sized companies may involve greater volatility than investing in larger and more established companies.

•	Growth Style Investing Risk: Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.

•
New Fund Risk:  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

2	Page

Performance

When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information is available on the Fund’s website at www.rothschild.com/raminc/usfunds or by calling the Fund toll-free at (844) RAM-FUND (1-844-726-3863).

Investment Adviser

Rothschild Asset Management Inc.

Portfolio Managers

Douglas J. Levine, CFA, Managing Director, Lead Portfolio Manager of the Fund since inception 2014
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager of the Fund since inception 2014
Tina Jones, CFA, Managing Director, Portfolio Manager of the Fund since inception 2014
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager of the Fund since inception 2014

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Rothschild Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (844) RAM-FUND (1-844-726-3863), or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open A New Account	To Add to An Existing Account
Institutional Class	$100,000	$500
Investor Class
Regular Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$50
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$2,500	$50

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3	Page